UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 7, 2024

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
            5601 N. MacArthur Blvd., Irving, Texas 75038
                (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange	(“NYSE”)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Darling Ingredients Inc. (the "Company") held on May 7, 2024, the stockholders elected the Company's Board of Directors and voted upon four Board proposals contained within the Company's Proxy Statement dated March 21, 2024.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes

Randall C. Stuewe	128,722,293	9,797,195	64,727	6,069,072
Charles Adair	133,751,921	4,767,731	64,563	6,069,072
Beth Albright	136,794,138	1,723,785	66,292	6,069,072
Larry A. Barden	135,338,313	3,182,038	63,864	6,069,072
Celeste A. Clark	136,027,598	2,489,738	66,879	6,069,072
Linda Goodspeed	134,656,000	3,872,754	55,461	6,069,072
Enderson Guimaraes	135,575,874	2,919,647	88,694	6,069,072
Gary W. Mize	129,353,178	8,642,116	588,921	6,069,072
Michael E. Rescoe	134,946,422	3,574,240	63,553	6,069,072
Kurt Stoffel	137,004,917	1,519,552	59,746	6,069,072

The stockholders voted on the following proposals and cast their votes as described below:

Board proposal to ratify the selection of KPMG LLP, independent registered public accounting firm, as the Company’s independent registered public accountant for the fiscal year ending December 28, 2024:

For	Against	Abstentions	Broker Non-Votes
125,916,509	18,673,898	62,880	—

Board proposal to approve, on an advisory basis, the Company’s executive compensation:

For	Against	Abstentions	Broker Non-Votes
130,719,101	7,647,312	217,802	6,069,072

Board proposal to approve amendments to the Company’s Restated Certificate of Incorporation (the “Charter”) to include officer exculpation:

For	Against	Abstentions	Broker Non-Votes
113,978,811	24,513,372	92,032	6,069,072

Board proposal to approve amendments to the Company’s Charter to clarify, streamline and modernize the Charter:

For	Against	Abstentions	Broker Non-Votes
138,397,705	106,173	80,337	6,069,072

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: May 8, 2024	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

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